SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Apple Hospitality Two, Inc.,

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLE HOSPITALITY TWO, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 20, 2004

The Annual Meeting of Shareholders of Apple Hospitality Two, Inc. (the “Company”) will be held at the offices of the Company located at 10 South Third Street, Richmond, Virginia 23219 on Thursday, May 20, 2004 at 11:00 a.m. for the following purposes:

1.	To elect one (1) director, who will serve for a three-year term; and

2.	To transact such other business as may properly come before the meeting.

If you were a holder of record of any Common Shares or any Series C Convertible Preferred Shares of the Company at the close of business on the record date of March 22, 2004, you are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously returned a proxy card.

A proxy card for voting your shares is located in the envelope in which these proxy materials were mailed. If you need a replacement proxy card, assistance may be obtained by calling Ms. Jenny Owen in the Company’s Corporate Services Department, at (804) 344-8121.

By Order of the Board of Directors

J. Philip Hart

Secretary

March 29, 2004

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

APPLE HOSPITALITY TWO, INC.

PROXY STATEMENT

DATED

MARCH 29, 2004

Annual Meeting of Shareholders

To Be Held

May 20, 2004

General

The enclosed proxy is solicited by the management of Apple Hospitality Two, Inc. (the “Company”) for the Annual Meeting of Shareholders to be held at the offices of the Company located at 10 South Third Street, Richmond, Virginia 23219 on Thursday, May 20, 2004 at 11:00 a.m. (the “Annual Meeting”). Your proxy may be revoked at any time before being voted at the Annual Meeting, either by a written notice of revocation that is received by the Company before the Annual Meeting or by conduct that is inconsistent with the continued effectiveness of the proxy, such as delivering another proxy with a later date or attending the Annual Meeting and voting in person.

Unless your proxy indicates otherwise, all shares represented by a proxy that you sign and return will be voted FOR the election of the person named therein as director.

This proxy statement and the enclosed proxy are being mailed to the voting shareholders of record at the close of business on the record date of March 22, 2004 (the “Record Date”). The approximate date of such mailing is expected to be April 7, 2004 or sooner. Such mailing to shareholders also will contain the Company’s Annual Report, which includes audited consolidated financial statements for the year ended December 31, 2003 (the “Annual Report”).

At the close of business on the Record Date, a total of 40,445,457 common shares of the Company (the “Common Shares”) and a total of 1,272,000 Series C Convertible Preferred Shares were outstanding and entitled to vote on all matters, including those to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the Common Shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

Company Information

The Company is a real estate investment trust, or “REIT,” for federal income tax purposes. The mailing address of the Company is 10 South Third Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Issuer Services Department. The Company can be contacted, and public information about the Company can be obtained, through its website at www.applehospitality.com or by sending a written notice to Ms. Jenny Owen, Corporate Services Department, at the Company’s address as provided above.

The Company will be responsible for the costs of the solicitation set forth in this proxy statement. The Annual Report mailed with this proxy statement includes (except for Exhibits), the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2003. The Company’s Annual Report on Form 10-K and its other public federal securities filings also may be obtained electronically through the EDGAR system of the Securities and Exchange Commission at http://www.sec.gov.

Ownership of Equity Securities

The determination of “beneficial ownership” for purposes of this proxy statement has been based on information reported to the Company and the rules and regulations of the Securities and Exchange Commission. References below to “beneficial ownership” by a particular person, and similar references, should not be construed as an admission or determination by the Company that Common Shares in fact are beneficially owned by such person.

On the Record Date, the Company had a total of 40,445,457 issued and outstanding Common Shares and 1,272,000 issued and outstanding Series C Convertible Preferred Shares. Each Series C Convertible Preferred Share currently has the same voting rights as a Common Share. There are no shareholders known to the Company who beneficially owned more than 5% of its outstanding voting securities on such date, except as shown in the following table:

Security Ownership of Management

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percent of Class(3)
Common Shares	Lisa B. Kern	30,455	*
(voting—representing	Michael S. Waters	30,455	*
approximately 97% of voting securities)	Bruce H. Matson	30,455	*
	Robert M. Wily	30,455	*
	Glade M. Knight	380,020	*

	Justin G. Knight	8,961	*
	David S. McKenney	15,000	*
	Kristian M. Gathright	6,500	*

	Above directors and executive officers as a group	532,301	1.31%

Series A	Lisa B. Kern	30,455	*
Preferred Shares	Michael S. Waters	30,455	*
(non-voting)	Bruce H. Matson	30,455	*
	Robert M. Wily	30,455	*
	Glade M. Knight	380,020	*

	Justin G. Knight	8,961	*
	David S. McKenney	15,000	*
	Kristian M. Gathright	6,500	*

	Above directors and executive officers as a group	532,301	1.31%

Series C Convertible	Glade M. Knight	956,750	75.22%
Preferred Shares
(voting—representing	Justin G. Knight	25,000	1.97%
approximately 3% of voting securities)	David S. McKenney	25,000	1.97%
	Kristian M. Gathright	25,000	1.97%

	Above directors and executive officers as a group	1,031,750	81.11%

*	Less than one percent of class.

(1)	A director or executive officer not listed above for a particular class of securities holds no securities of such class. The Series A Preferred Shares were issued as part of the Company’s best efforts offering of Units. Each Unit consists of one Common Share and one Series A Preferred Share. The Series A Preferred Shares have no voting rights and are not separately tradable from the Common Shares to which they relate. The Series C Convertible Preferred Shares were issued in connection with a merger transaction, effective as of January 31, 2003, in which the Company acquired Apple Suites, Inc. The Series C Convertible Preferred Shares were issued in exchange for all of the then outstanding Series B Preferred Shares and are convertible into Common Shares upon certain future events.

(2)	Amounts shown for those directors other than Glade M. Knight consist entirely of securities that may be acquired upon the exercise of options, although no options have been exercised to date. Amounts also include options of Apple Suites, Inc. transferred to the Company on the effective date of such merger (see note 1 above).

(3)	Percentages are rounded to two decimal places as appropriate. Aggregate percentages are rounded based on actual amounts (and may not equal the sum of separately rounded percentages).

Information regarding the Company’s equity compensation plans is set forth in note 5 to the Company’s audited consolidated financial statements, which are included as part of the Annual Report that accompanies this proxy statement.

Election of Director

Nominee.    Glade M. Knight has been nominated for election at the Annual Meeting to the Company’s Board of Directors. If elected, the Board would continue to consist of five directors and Mr. Knight would have a three-year term that would extend until the 2007 Annual Meeting of Shareholders (or until a successor is duly elected and qualified, except in the event of prior resignation, death or removal).

Unless otherwise specified, all Common Shares represented by proxies will be voted FOR the election of the nominee listed. If the nominee ceases to be available for election as a director, discretionary authority may be exercised by each of the proxies named on the attached proxy card to vote for a substitute. No circumstances are presently known that would cause the nominee to be unavailable for election as a director. The nominee is now a member of the Board of Directors and has been nominated by action of the Board of Directors. If a quorum is present, one position on the Board of Directors will be filled by the election of the one properly nominated candidate who receives the greatest number of votes at the Annual Meeting, even if the nominee does not receive a majority of all votes represented and entitled to be cast.

A shareholder who wishes to abstain from voting on the election of a director may do so by specifying, as provided on the enclosed proxy, that authority to vote for the nominee is to be withheld. By withholding authority in this manner, the Common Shares that otherwise could be voted by such shareholder will not be included in determining the number of Common Shares voted for such nominee. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder indicating that less than all of the Common Shares of the record shareholder on the Record Date are to be voted on a particular matter. All Common Shares that are not voted will be treated as Common Shares as to which voting authority has been withheld.

Further information about the nominee appears below, together with a brief description of his principal occupation and employment during at least the past five years and his directorships in public companies other than the Company.

Glade M. Knight.    Mr. Knight, 60, is Chairman and Chief Executive Officer of the Company. Mr. Knight is the founder, Chairman of the Board and Chief Executive Officer of both Cornerstone Realty Income Trust, Inc. and Apple Hospitality Five, Inc., each of which is a real estate investment trust. Cornerstone Realty Income Trust, Inc. owns and operates apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas, and its common shares are traded under the symbol “TCR” on the New York Stock Exchange. Apple Hospitality Five, Inc. owns extended-stay and select-service hotels in selected metropolitan areas of the United States. Mr. Knight was also the founder, Chairman of the Board and Chief Executive Officer of Apple Suites, Inc. (which was acquired by the Company during the first quarter of 2003, as described in a following section). During the first quarter of 2004, Mr. Knight founded Apple REIT Six, Inc., a start-up company that plans to acquire hotels, residential apartment communities and other income-producing real estate in selected metropolitan areas in the United States. Mr. Knight is Chairman of the Board of Trustees of Southern Virginia University in Buena Vista, Virginia. He also is a member of the advisory board to the Graduate School of Real Estate and Urban Land Development at Virginia Commonwealth University. He has served on a National Advisory Council for Brigham Young University and is a founding member of the university’s Entrepreneurial Department of the Graduate School of Business Management. As discussed in a following section, Mr. Knight is a member of the Company’s Executive Committee.

MANAGEMENT RECOMMENDS A VOTE “FOR”

THE ABOVE NOMINEE.

Other Directors and Officers.    The following individuals constitute the directors of the Company whose terms expire after 2004.

Lisa B. Kern.    Ms. Kern, 43, is a director of the Company and Vice President of Investments of Davenport & Co., LLC, an investment brokerage firm in Richmond, Virginia. From 1989 to 1996, Ms. Kern was a Vice President with the Trust and Investment Management Group of Crestar Bank (now SunTrust Bank). She is also a director of Apple Hospitality Five, Inc. and Apple REIT Six, Inc. As discussed in a following section, Ms. Kern is the chairperson of the Company’s Audit Committee. Her current term as a director expires in 2006.

Bruce H. Matson.    Mr. Matson, 46, is a director of the Company and a Vice President and Director of the law firm of LeClair Ryan, a Professional Corporation, in Richmond, Virginia. Mr. Matson joined LeClair Ryan in 1994 and has practiced law since 1983. He is also a director of Apple Hospitality Five, Inc. and Apple REIT Six, Inc. As discussed in a following section, Mr. Matson is a member of the Company’s Executive Committee and the chairperson of its Compensation Committee. His current term as a director expires in 2005.

Michael S. Waters.    Mr. Waters, 49, is a director of the Company and the President and co-founder of Partnership Marketing, Inc. From 1995 through 1998, Mr. Waters served as a Vice President and General Manager of GT Foods, a division of GoodTimes Home Video. From 1987 to 1995, he served as a Vice President and General Manager of two U.S. subsidiaries (Instant Products of America and Chocolate Products) of George Weston Ltd. (Canada), a fully-integrated food retailer and manufacturer. He is also a director of Apple Hospitality Five, Inc. and Apple REIT Six, Inc. As discussed in a following section, Mr. Waters is a member of the Company’s Audit Committee. His current term as a director expires in 2006.

Robert M. Wily.    Mr. Wily, 54, is a director of the Company and an international judicial consultant. Mr. Wily was formerly the Director of Client Services of the Center for Claims Resolution in Princeton, New Jersey. He served as the Deputy Chief, Article III Judges Division, of the Administrative Office of the U.S. Courts from 1999 to 2000. He served as the Clerk of Court for the United States Bankruptcy Court for the Eastern District of Virginia from 1986 to 1999 and the District of Utah from 1981 to 1986. Prior to holding those positions, Mr. Wily was in the private practice of law. He is also a director of Apple Hospitality Five, Inc. and Apple REIT Six, Inc. As discussed in a following section, Mr. Wily is a member of the Company’s Executive Committee, Audit Committee and Compensation Committee. His current term as a director expires in 2005.

Corporate Governance and Procedures for Shareholder Communications

Board of Directors.    The Company’s Board of Directors has determined that all of the Company’s directors, except Mr. Knight, are “independent” within the meaning of the rules of the New York Stock Exchange (which the Company, although not listed on a national exchange, has adopted for purposes of determining such independence). In making this determination, the Board considered all relationships between the director and the Company, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

The Board has adopted a standard that a director is not independent (a) if he or she receives any personal financial benefit from, on account of or in connection with a relationship between the Company and the director (excluding directors fees), (b) if he or she is a partner, officer, employee or managing member of an entity that has a business or professional relationship with, and that receives compensation from, the Company, or (c) if he or she is a non-managing member or shareholder of such an entity and owns 10% or more of the membership interests or common stock of that entity. The Board may determine that a director with a business or other relationship that does not fit within the categorical standard described in the immediately preceding sentence is nonetheless independent, but in that event, the Board is required to disclose the basis for its determination in the Company’s then current annual proxy statement. In addition, the Board has voluntarily adopted, based on rules of the New York Stock Exchange, certain conditions that prevent a director from being considered independent while the condition lasts and then for three years thereafter (or one year during the first year of such rule).

Code of Ethics.    The Board has adopted a Code of Business Conduct and Ethics for the Company’s officers, directors and employees, which is available on the Company’s website at www.applehospitality.com and also will be provided by the Company upon request and without charge. The purpose of the Code of Business Conduct and Ethics is to promote (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest, (b) full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and (c) compliance with all applicable rules and regulations that apply to the Company and its officers and directors.

Shareholder Communications.    In addition, shareholders may send communications to the Board or its members. Any such shareholder communication should be directed to Ms. Jenny Owen, Corporate Services Department (as described in the preceding section entitled “Company Information”). Such communications may receive an initial evaluation to determine, based on the substance and nature of the communication, a suitable process for internal distribution, review and response or other appropriate treatment.

Committees of the Board

Summary.    The Board of Directors has three standing committees, which are specified below and have the following functions:

•	Executive Committee. The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors, except powers specifically withheld from the Committee under the Company’s bylaws.

•	Audit Committee. The Audit Committee operates in accordance with a written charter (which is attached as Appendix A to this proxy statement and is available on the Company’s website at www.applehospitality.com). The Audit Committee recommends to the Board of Directors, which annually ratifies, the level of distributions to shareholders and has the other functions and responsibilities set forth in its charter. A report by the Audit Committee appears in a following section of this proxy statement.

•	Compensation Committee. The Compensation Committee administers the Company’s incentive and stock option plans and oversees the compensation and reimbursement of directors and executive officers of the Company.

Nomination Procedures.    The Company has no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which management believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company.

Committee Independence.    The Board of Directors determined in 2004 that each current member of the Audit Committee (as shown in the following table) is “independent,” as defined in the listing standards of the New York Stock Exchange. To be considered independent, a member of the Audit Committee must not (other than in his or her capacity as a director or committee member, and subject to certain other limited exceptions) either (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary, or (b) be an affiliate of the Company or any subsidiary. The Audit Committee does not have a member who is a “financial expert” within the meaning of regulations issued by the Securities and Exchange Commission. The Company’s management believes that the combined experience and capabilities of the Audit Committee members are sufficient for the current and anticipated operations and needs of the Company. In this regard, the Board has determined that each Audit Committee member is “financially literate” and that at least one member has “accounting or related financial management expertise,” as all such terms are defined by the rules of the New York Stock Exchange.

Meetings and Membership.    The Board held a total of three meetings during 2003 (including regularly scheduled and special meetings). The following table shows both the membership of the Company’s standing committees during 2003 and the number of meetings held during 2003:

Standing Committee	Members of Committee During 2003	Number of Committee Meetings During 2003
Executive	Glade M. Knight * Bruce H. Matson Robert M. Wily	0

Audit	Lisa B. Kern * Michael S. Waters Robert M. Wily	4

Compensation	Bruce H. Matson * Robert M. Wily	0

*	Indicates Chairperson.

Attendance and Related Information.    It is the policy of the Company that directors should attend each annual meeting of shareholders. The Company also expects directors to attend each regularly scheduled and special meeting of the Board, but recognizes that, from time to time, other commitments may preclude full attendance. In 2003, each director attended at least 75% of the total number of those meetings of the Board of Directors that were held during the period in which he or she was a director. All directors attended the 2003 annual meeting of shareholders. In addition, each director who served on a committee of the Board attended at least 75% of the total number of those meetings that were held by each applicable committee during the period of such service.

Compensation of Directors

During 2003, the directors of the Company were compensated as follows:

All Directors in 2003.    All directors were reimbursed by the Company for travel and other out-of-pocket expenses incurred by them to attend meetings of the directors or a committee and in conducting the business of the Company.

Independent Directors in 2003.    The independent directors (classified by the Company as all directors other than Mr. Knight) received annual directors’ fees of $6,000, plus $1,000 for each meeting of the Board attended in person and $100 for each committee meeting attended. Under the Company’s Non-Employee Directors Stock Option Plan, each non-employee director received options to purchase 19,775 Units, exercisable at prices ranging from $9.50 to $10.00 per Unit.

Non-Independent Director in 2003.    Mr. Knight received no compensation from the Company for his services as a director.

Executive Officers

In 2003, the Company’s executive officers were Glade M. Knight, who served as Chief Executive Officer and President, and David S. McKenney, who served as Chief Financial Officer. Glade M. Knight did not receive any compensation from the Company in 2003 for performing his duties as an executive officer. Information about Glade M. Knight is set forth in the preceding section entitled “Election of Director.” David S. McKenney’s compensation for serving as an executive officer did not exceed $100,000 by dollar-value in 2003. Effective as of January 1, 2004, Justin G. Knight (Glade M. Knight’s son) was promoted to President of the Company, David S. McKenney was promoted to President of Capital Markets, Kristian M. Gathright was promoted to Chief Operating Officer and Bryan Peery was promoted to Chief Accounting Officer.

Stock Option Grants in Last Fiscal Year

In 2001, the Company adopted a Non-Employee Directors Stock Option Plan (the “Directors Plan”) and an Incentive Stock Option Plan (the “Incentive Plan”). The Directors Plan provides for automatic grants of options to acquire Units. The Directors Plan applies to directors of the Company who are not employees of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc. The Incentive Plan permits grants of awards that may consist of restricted Units or options to acquire Units. Such awards under the Incentive Plan may be granted to certain employees (including officers and directors) of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc.

Since adoption of the Directors Plan and the Incentive Plan, none of the participants have exercised any of their options to acquire Units. No awards were granted under the Incentive Plan in 2003. The following table shows the options to acquire Units that were granted under the Directors Plan in 2003:

Option Grants in Last Fiscal Year

Name (1)	Number of Units Underlying Options Granted in 2003(2)
Glade M. Knight	0
Lisa B. Kern	19,775
Bruce H. Matson	19,775
Michael S. Waters	19,775
Robert M. Wily	19,775

(1)	Glade M. Knight is eligible only for the Incentive Plan. All other listed individuals participate in the Directors Plan.
(2)	Options granted in 2003 are exercisable for ten years from the date of grant at exercise prices ranging from $9.50 to $10.00 per Unit. Amounts shown include total (unweighted) grants from Apple Suites, Inc., which the Company acquired by merger in 2003.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of three directors. All three directors are independent directors as defined under “Committee of the Board.” The Audit Committee operates under a written charter that was adopted by the Board of Directors on February 19, 2004, and is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission. The Audit Committee Charter is attached as Appendix A. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its oversight duties, the Committee reviewed and discussed the audited financial statements for the fiscal year 2003 with management, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has considered whether the provision of non-audit services (none of which related to financial information systems design and implementation) by the independent auditors is compatible with maintaining the auditors’ independence and has discussed with the auditors the auditors’ independence. Based on the review and discussions described in this Report, and subject to the limitations on its role and responsibilities described below and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The members of the Audit Committee are not experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that the Company’s financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements by Ernst & Young LLP has been carried out in accordance with generally accepted auditing standards.

March 29, 2004

Lisa B. Kern, Chairperson

Michael S. Waters

Robert M. Wily

Certain Relationships and Agreements

The Company has significant transactions with related parties. These transactions may not have arms-length terms, and the results of the Company’s operations might be different if these transactions had been conducted with unrelated parties.

The Company acquired Apple Suites, Inc. (a real estate investment trust founded by Glade M. Knight, the Company’s Chairman and Chief Executive Officer) in a merger transaction effective as of January 31, 2003. In connection with this transaction, the Company became self-advised and self-administered, and its property acquisition/disposition agreement with Apple Suites Realty Group, Inc. (“ASRG”), which is owned solely by Mr. Knight, was terminated. In addition, the Company’s advisory agreement with Apple Suites Advisors, Inc. (“ASA”) was terminated. The Company paid $651,000 in fees to ASRG under the property acquisition/disposition agreement in 2003 and $62,500 in fees to ASA under the advisory agreement in 2003. The Company also purchased all outstanding shares of ASA from Mr. Knight.

ASA, which became a wholly-owned subsidiary of the Company on January 31, 2003, provides advisory services, through a combination of contracts, to Apple Hospitality Five, Inc. (“AHF”). AHF is a real estate investment trust that also has Mr. Knight as its Chairman and Chief Executive Officer. AHF has engaged Apple Hospitality Five Advisors, Inc. (“AHFA”), which is wholly-owned by Mr. Knight, to provide advisory services to AHF, and AHFA has subcontracted with ASA for such services. In accordance with these contracts, ASA receives advisory fees equal to 0.1% to 0.25% of the total equity contributions from the securities offering by AHF, in addition to certain reimbursable expenses. The aggregate amount of fees received under this arrangement in 2003 by the Company, through ASA as its wholly-owned subsidiary, was $296,435.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares, are required to file reports with the Securities and Exchange Commission with respect to their initial ownership of Common Shares and any subsequent changes in that ownership. The Company believes that during 2003 each of its officers and directors complied with all such filing requirements.

In making this statement, the Company has relied solely on written representations of its directors and executive officers and copies of reports that they have filed with the Securities and Exchange Commission. In 2003, and in 2004 through the Record Date, no person held more than 10% of the outstanding Common Shares.

Independent Public Accountants

The firm of Ernst & Young LLP served as independent auditors for the Company in 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and will be available to answer appropriate questions from shareholders. The Board of Directors has approved the retention of Ernst & Young LLP as the Company’s independent auditors for 2004, based on the recommendation of the Audit Committee. Independent accounting fees for each of the last two fiscal years are shown in the table below:

Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
2002	$405,630	—	—	—
2003	$224,400	$58,500	—	—

All services rendered by Ernst & Young LLP are permissible under applicable laws and regulations and the annual audit of the Company was pre-approved by the Audit Committee, as required by applicable law. The nature of the services categorized in the preceding table are described below:

Audit Fees.    These are fees for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings or services normally provided by the independent auditor in connection with statutory or regulatory filings or engagements.

Audit-Related Fees.    These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Such services include accounting consultations and required agreed-upon procedure engagements.

Tax Fees.    Such services, while not provided to the Company by Ernst & Young LLP, include tax compliance, tax advice and tax planning.

All Other Fees.    These are fees for other permissible work that does not meet the above category descriptions. Such services include information technology and technical assistance provided to the Company.

These accounting services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core area of accounting work by Ernst & Young LLP, which is the audit of the Company’s consolidated financial statements.

Pre-Approval Policy for Audit and Non-Audit Services.    In accordance with the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Company by its independent auditors must be pre-approved by the Audit Committee. As authorized by that statute, the Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve up to $25,000 in audit and non-audit services. This authority may be exercised when the Audit Committee is not in session. Any decisions by the Chairperson of the Audit Committee under this delegated authority will be reported at the next meeting of the Audit Committee. All services reported in the preceding fee-table for fiscal years 2002 and 2003 were pre-approved by the full Audit Committee, as required by then applicable law.

Matters to be Presented Next Year at the 2005 Annual Meeting of Shareholders

Any qualified shareholder who wishes to make a proposal to be acted upon next year at the 2005 Annual Meeting of Shareholders must submit such proposal for inclusion in the Proxy Statement and Proxy Card to the Company at its principal office in Richmond, Virginia, by no later than December 9, 2004.

For shareholder proposals not included in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders, the persons named by the Company as the proxies will be entitled to exercise discretionary voting power under the circumstances set forth in Rule 14a-4(c) under the Securities Exchange Act of 1934, unless the shareholder making the proposal both notifies the Secretary of the Company of the proposal by February 22, 2005 and otherwise follows the procedures specified in such Rule.

Other Matters for the 2004 Annual Meeting of Shareholders

Management knows of no matters, other than those stated above, that are likely to be brought before the Annual Meeting. However, if any matters that are not currently known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the Common Shares represented by such proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

J. Philip Hart

Secretary

March 29, 2004

THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

APPENDIX A

Apple Hospitality Two, Inc.

Audit Committee Charter

This charter governs the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors to the charter annually.

Structure and Membership

The Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom is independent of management and the Company within the meaning of the rules of the New York Stock Exchange (“NYSE”). All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise, within the meaning of the NYSE rules.

Statement of Policy

The Audit Committee shall provide assistance to, and serve as the representative of, the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the power to retain outside counsel, or other experts, for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee will supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and recommend to the Board the selection of the Company’s independent auditors, subject to shareholders’ approval, if appropriate.

•	The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself as to the auditors’ independence. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

A-1

•	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

•	The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (and the annual report to shareholders), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee shall undertake all actions requisite to the preparation of an annual report of the Audit Committee, as required by the rules of the Securities and Exchange Commission, and shall cause such report to be prepared and included in the Company’s proxy statements, all as required by such rules.

•	Additionally, the Audit Committee will:

1.	Hold no less than three regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company’s Bylaws.

2.	Review with representatives of the independent auditors:

a.	The plan for and scope of its annual audit of the Company’s financial statements.

b.	The results of the annual audit.

c.	Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company’s internal controls, policies, and procedures.

d.	Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company’s financial statements.

3.	Review the extent of any services outside the audit area performed for the Company by its firm of independent auditors.

4.	Review the fees proposed by the Company’s independent auditors for their services.

5.	Review the work of the Company’s internal audit department with the internal auditors including management’s responses to recommendations made and plans for future audit coverage.

6.	Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

A-2

PROXY Apple Hospitality Two, Inc. 10 South Third Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

The undersigned hereby appoints J. Philip Hart, Bryan Peery and
Martin B. Richards as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple Hospitality Two,
Inc. held by the undersigned on March 22, 2004, at the Annual
Meeting of Shareholders to be held on May 20, 2004, or any
adjournment thereof. If the director nominee specified below ceases to be available for election as a director, discretionary authority may be exercised by each of the proxies named herein to vote for a substitute.

Management recommends a vote of “FOR” in item 1.

1.	ELECTION OF DIRECTOR

FOR Glade M. Knight ❒	WITHHOLD AUTHORITY to vote for Glade M. Knight ❒

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Annual Meeting in person:         ❒     Yes                     ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Dated: , 2004
Printed Name
Signature Signature if held jointly
Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.	Title of Signing Person (if applicable)